Eaton Vance
                        VT Floating-Rate Income Fund
                          Supplement to Prospectus
                              dated May 1, 2001




The following supplements the disclosure under the headings "Fund summaries", "Investment objectives" and "Investment strategies" as such disclosure relates to Eaton Vance VT Floating-Rate Income Fund (the "Fund''):

As disclosed in the prospectus for the Fund dated May 1, 2001, Eaton Vance Management, the Fund's investment adviser (the "Investment Adviser"), anticipated a start-up phase during which the Investment Adviser would seek to invest the Fund's assets in Senior Loans (as such term is defined in the prospectus). Since the Fund's inception, the Fund has invested exclusively in short-term, high-quality commercial paper as a defensive measure. The Investment Adviser believes that it would be in the best interests of the Fund's shareholders to invest in a highly diversified pool of such Senior Loans. Due to structural limitations in the market for Senior Loans, it would be difficult for the Investment Adviser to invest in the Fund's assets with sufficient diversity unless the Fund reaches an asset level of about $100 million. The Fund has not reached that asset size and it is unclear when it will do so. Therefore, the Investment Adviser will continue to invest in a pool of short-term, high-quality money market instruments until such time as the Fund has reached a size that will enable the Investment Adviser to invest in a sufficiently diversified pool of Senior Loans.


January 14, 2002